Financial Risk Management	12 Months Ended
Dec. 31, 2021
Financial Risk Management
Financial Risk Management

24.Financial Risk Management

Overview

The primary goals of the company’s financial risk management are to ensure that the outcomes of activities involving elements of risk are consistent with the company’s objectives and risk tolerance, while maintaining an appropriate balance between risk and reward and protecting the company’s consolidated balance sheet from events that have the potential to materially impair its financial strength. The company’s exposure to potential loss from its insurance and reinsurance operations and investment activities primarily relates to underwriting risk, credit risk, liquidity risk and various market risks. Balancing risk and reward is achieved through identifying risk appropriately, aligning risk tolerances with business strategy, diversifying risk, pricing appropriately for risk, mitigating risk through preventive controls and transferring risk to third parties. There were no significant changes in the types of the company’s risk exposures or the processes used by the company for managing those risk exposures at December 31, 2021 compared to those identified at December 31, 2020, except as discussed below.

Financial risk management objectives are achieved through a two tiered system, with detailed risk management processes and procedures at the company’s primary operating subsidiaries and its investment management subsidiary combined with the analysis of the company- wide aggregation and accumulation of risks at the holding company. In addition, although the company and its operating subsidiaries each have an officer with designated responsibility for risk management, the company regards each Chief Executive Officer as the chief risk officer of his or her company; each Chief Executive Officer is the individual ultimately responsible for risk management for his or her company and its subsidiaries.

The company’s Chief Operating Officer reports on risk considerations to the company’s Executive Committee and provides a quarterly report on key risk exposures to the company’s Board of Directors. The Executive Committee, in consultation with the Chief Operating Officer, approves certain policies for overall risk management, as well as policies addressing specific areas such as investments, underwriting, catastrophe risk and reinsurance. The company’s Investment Committee approves policies for the management of market risk (including currency risk, interest rate risk and other price risk) and the use of derivative and non-derivative financial instruments, and monitors to ensure compliance with relevant regulatory guidelines and requirements. A discussion of the company’s risks and the management of those risks is an agenda item for every regularly scheduled meeting of the Board of Directors.

COVID-19 pandemic

Given the uncertain and continually evolving situation resulting from COVID-19 including subsequent variants, it is difficult to predict the impact the pandemic will continue to have on the company’s businesses. The extent of the impact will depend on future developments including new information which may emerge concerning the severity of COVID-19 and additional actions which may be taken to contain or mitigate COVID-19, including extending government mandated economic shutdowns, particularly as new variants continue to emerge. COVID-19 has adversely affected the company’s operations across its operating segments, with varying effects. The company’s underwriting results in 2021 showed significant improvement from those in 2020, with modest current period COVID-19 losses of $55.1 in 2021 (primarily event cancellation and accident and health exposures). Net prior year reserve development in 2021 included net adverse prior year reserve development of $73.5 related to unfavourable development on COVID-19 losses from 2020 (primarily business interruption outside North America and workers compensation exposures). Additionally, the company expects its insurance and reinsurance operations to continue to experience reduced premiums written in certain segments where premiums are directly or indirectly linked to travel or economic activity in affected industries, albeit these segments are beginning to recover. Certain of the company’s non-insurance operations continue to experience disruptions and increased uncertainty due to current economic conditions, particularly those in the restaurant, retail and hospitality sectors whose business volumes are directly linked to the re-opening of the economy in the jurisdictions in which they operate. The company’s non-insurance operations have reported improved results in the latter half of 2021 within the Restaurants and retail operating segment as a result of higher business volumes across most companies in this segment due to reduced COVID-19 related lockdown restrictions.

Underwriting Risk

Property and casualty insurance and reinsurance

Underwriting risk is the risk that the total cost of claims, claims adjustment expenses, commissions and premium acquisition costs will exceed premiums received and can arise as a result of numerous factors, including pricing risk, reserving risk and catastrophe risk. As discussed in the preceding section, COVID-19 has increased uncertainty and may adversely affect the company’s future underwriting results. There were no other significant changes to the company’s exposure to underwriting risk, and there were no changes to the framework used to monitor, evaluate and manage underwriting risk at December 31, 2021 compared to December 31, 2020.

Principal lines of business

The company’s principal insurance and reinsurance lines of business and the significant insurance risks inherent therein are as follows:

●	Property, which insures against losses to property from (among other things) fire, explosion, natural perils (for example, earthquake, windstorm and flood), terrorism and engineering problems (for example, boiler explosion, machinery breakdown and construction defects). Specific types of property risks underwritten by the company include automobile, commercial and personal property and crop;
●	Casualty, which insures against accidents (including workers’ compensation and automobile) and also includes employers’ liability, accident and health, medical malpractice, professional liability and umbrella coverage; and
●	Specialty, which insures against marine, aerospace and surety risk, and other various risks and liabilities that are not identified above.

An analysis of net premiums earned by line of business is included in note 25.

The table that follows shows the company’s concentration of insurance risk by region and line of business based on gross premiums written prior to giving effect to ceded reinsurance premiums. The company’s exposure to general insurance risk varies by geographic region and may change over time. Premiums ceded to reinsurers (including retrocessions) in 2021 by line of business was comprised of property of $1,717.4 (2020 - $1,470.7), casualty of $3,487.7 (2020 - $2,361.2) and specialty of $423.4 (2020 - $429.5).

	Canada		United States		Asia(1)		International(2)		Total(3)
For the years ended December 31	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Property	1,229.1	996.2	3,912.4	3,364.7	849.2	735.4	2,141.9	1,756.2	8,132.6	6,852.5
Casualty	1,159.0	899.1	10,364.0	7,812.8	549.8	446.6	1,659.5	1,279.4	13,732.3	10,437.9
Specialty	223.3	188.9	755.6	735.7	277.4	248.4	674.8	662.5	1,931.1	1,835.5
Total	2,611.4	2,084.2	15,032.0	11,913.2	1,676.4	1,430.4	4,476.2	3,698.1	23,796.0	19,125.9

Insurance	2,475.1	1,969.4	11,448.6	9,020.4	739.7	682.2	3,341.0	2,637.4	18,004.4	14,309.4
Reinsurance	136.3	114.8	3,583.4	2,892.8	936.7	748.2	1,135.2	1,060.7	5,791.6	4,816.5
	2,611.4	2,084.2	15,032.0	11,913.2	1,676.4	1,430.4	4,476.2	3,698.1	23,796.0	19,125.9
(1)	The Asia geographic segment is primarily comprised of countries located throughout Asia, including China, Japan, India, Sri Lanka, Malaysia, Singapore, Indonesia and Thailand, and the Middle East.
(2)	The International geographic segment is primarily comprised of countries located in South America, Europe and Africa.
(3)	Excludes Eurolife’s life insurance operations gross premiums written of $114.2 (2020 - nil) since Eurolife’s consolidation on July 14, 2021.

Pricing risk

Pricing risk arises because actual claims experience may differ adversely from the assumptions used in pricing insurance risk. Historically, the underwriting results of the property and casualty industry have fluctuated significantly due to the cyclical nature of the insurance market. Market cycles are affected by the frequency and severity of losses, levels of capacity and demand, general economic conditions and competition on rates and terms of coverage. The operating companies focus on profitable underwriting using a combination of experienced underwriting and actuarial staff, pricing models and price adequacy monitoring tools.

Reserving risk

Reserving risk arises because actual claims experience may differ adversely from the assumptions used in setting reserves, in large part due to the length of time between the occurrence of a loss, the reporting of the loss to the insurer and the ultimate resolution of the claim. The degree of uncertainty will vary by line of business according to the characteristics of the insured risks, with the ultimate cost of a claim determined by the actual insured loss suffered by the policyholder. Claims provisions reflect expectations of the ultimate cost of resolution and administration of claims based on an assessment of facts and circumstances then known, a review of historical settlement patterns, estimates of trends in claim severity and frequency, developing case law and other factors.

The time required to learn of and settle claims is often referred to as the “tail” and is an important consideration in establishing the company’s reserves. Short-tail claims are those for which losses are normally reported soon after the incident and are generally settled within months following the reported incident. This would include, for example, most property, automobile and marine and aerospace damage. Long-tail claims are considered by the company to be those that often take three years or more to develop and settle, such as asbestos, environmental pollution, workers’ compensation, professional liability and product liability. Information concerning the loss event and ultimate cost of a long-tail claim may not be readily available, making the reserving analysis of long-tail lines of business more difficult and subject to greater uncertainties than for short-tail lines of business. In the extreme cases, long-tail claims involving asbestos and environmental pollution, it may take upwards of 40 years to settle. The company employs specialized techniques to determine such provisions using the extensive knowledge of both internal and external asbestos and environmental pollution experts and legal advisors.

The establishment of provisions for losses and loss adjustment expenses is an inherently uncertain process that can be affected by internal factors such as: the risk in estimating loss development patterns based on historical data that may not be representative of future loss payment patterns; assumptions built on industry loss ratios or industry benchmark development patterns that may not reflect actual experience; the intrinsic risk as to the homogeneity of the underlying data used in carrying out the reserve analyses; and external factors such as trends relating to jury awards; economic inflation; medical cost inflation; worldwide economic conditions; tort reforms; court interpretations of coverage; the regulatory environment; underlying policy pricing; claims handling procedures; inclusion of exposures not contemplated at the time of policy inception; and significant changes in severity or frequency of losses relative to historical trends. Due to the amount of time between the occurrence of a loss, the actual reporting of the loss and the ultimate settlement of the claim, provisions may ultimately develop differently from the actuarial assumptions made when initially estimating the provision for losses.

The diversity of insurance risk within the company’s portfolio of issued policies makes it difficult to predict whether material prior year reserve development will occur and, if it does occur, the location and the timing of such an occurrence.

Catastrophe risk

Catastrophe risk arises from exposure to large losses caused by man-made or natural catastrophes that could result in significant underwriting losses. Weather-related catastrophe losses are also affected by climate change which increases the unpredictability of both frequency and severity of such losses. As the company does not establish reserves for catastrophes in advance of the occurrence of such events, these events may cause volatility in the levels of incurred losses and reserves, subject to the effects of reinsurance recoveries. This volatility may also be contingent upon political and legal developments after the occurrence of the event. The company evaluates potential catastrophic events and assesses the probability of occurrence and magnitude of these events predominantly through probable maximum loss (“PML”) modeling techniques and through the aggregation of limits exposed. A wide range of events are simulated using the company’s proprietary and commercial models, including single large events and multiple events spanning the numerous geographic regions in which the company assumes insurance risk.

Each operating company has developed and applies strict underwriting guidelines for the amount of catastrophe exposure it may assume as a standalone entity for any one risk and location, and those guidelines are regularly monitored and updated. Operating companies also manage catastrophe exposure by diversifying risk across geographic regions, catastrophe types and other lines of business, factoring in levels of reinsurance protection, adjusting the amount of business written based on capital levels and adhering to risk tolerance guidelines. The company’s head office aggregates catastrophe exposure company-wide and continually monitors the group’s aggregate exposure. Independent exposure limits for each entity in the group are aggregated to produce an exposure limit for the group as there is presently no model capable of simultaneously projecting the magnitude and probability of loss in all geographic regions in which the company operates. Currently the company’s objective is to limit its company-wide catastrophe loss exposure such that one year’s aggregate pre-tax net catastrophe losses would not exceed one year’s normalized net earnings before income taxes. The company takes a long term view and generally considers a 15% return on common shareholders’ equity, adjusted to a pre-tax basis, to be representative of one year’s normalized net earnings. The modeled probability of aggregate catastrophe losses in any one year exceeding this amount is generally more than once in every 250 years.

Management of underwriting risk

To manage exposure to underwriting risk, and the pricing, reserving and catastrophe risks contained therein, operating companies have established limits for underwriting authority and requirements for specific approvals of transactions involving new products or transactions involving existing products which exceed certain limits of size or complexity. The company’s objective of operating with a prudent and stable underwriting philosophy with sound reserving is also achieved through the establishment of goals, delegation of authorities, financial monitoring, underwriting reviews and remedial actions to facilitate continuous improvement. The company’s provision for claims is reviewed separately by, and must be acceptable to, internal actuaries at each operating company and the company’s Chief Actuary. Additionally, independent actuaries are periodically engaged to review an operating company’s reserves or reserves for certain lines of business. The company purchases reinsurance protection for risks assumed when it is considered prudent and cost effective to do so at the operating companies for specific exposures and, if needed, at the holding company for aggregate exposures. Steps are taken to actively reduce the volume of insurance and reinsurance underwritten on particular types of risks when the company desires to reduce its direct exposure due to inadequate pricing.

As part of its overall risk management strategy, the company cedes insurance risk through proportional, non-proportional and facultative reinsurance treaties. With proportional reinsurance, the reinsurer shares a pro rata portion of the company’s losses and premium, whereas with non-proportional reinsurance, the reinsurer assumes payment of the company’s loss above a specified retention, subject to a limit. Facultative reinsurance is the reinsurance of individual risks as agreed by the company and the reinsurer. The company follows a policy of underwriting and reinsuring contracts of insurance and reinsurance which, depending on the type of contract, generally limits the liability of an operating company on any policy to a maximum amount on any one loss. Reinsurance decisions are made by operating companies to reduce and spread the risk of loss on insurance and reinsurance written, to limit multiple claims arising from a single occurrence and to protect capital resources. The amount of reinsurance purchased can vary among operating companies depending on the lines of business written, their respective capital resources and prevailing or expected market conditions. Reinsurance is generally placed on an excess of loss basis and written in several layers, the purpose of which is to limit the amount of one risk to a maximum amount acceptable to the company and to protect from losses on multiple risks arising from a single occurrence. This type of reinsurance includes what is generally referred to as catastrophe reinsurance. The company’s reinsurance does not, however, relieve the company of its primary obligation to the policyholder.

The majority of reinsurance contracts purchased by the company provide coverage for a one year term and are negotiated annually. The ability of the company to obtain reinsurance on terms and prices consistent with historical results reflects, among other factors, recent loss experience of the company and of the industry in general. The effects of low interest rates, increased catastrophes, uncertainty surrounding the impact of climate change on the nature of catastrophic losses and rising claims costs are elevating reinsurance pricing, which has affected the company’s reinsurance cost for loss affected business and retroactive reinsurance. Notwithstanding the significant catastrophe losses suffered by the industry since 2017 and some uncertainty surrounding the losses ultimately ceded to reinsurers related to COVID-19, capital adequacy within the reinsurance market remains strong with new capital entering the market and alternative forms of reinsurance capacity continuing to be available. The company remains opportunistic in its use of reinsurance including alternative forms of reinsurance, balancing capital requirements and the cost of reinsurance.

Life Insurance

Life insurance risk in the company arises principally through Eurolife’s exposure to actual experience in the areas of mortality, morbidity, longevity, policyholder behaviour and expenses which is adverse to expectations. Exposure to underwriting risk is managed by uniform underwriting procedures that have been established at Eurolife to determine the insurability of applicants and to manage aggregate exposures for adverse deviations in assumptions. These underwriting requirements are regularly reviewed by Eurolife’s actuaries.

Credit Risk

Credit risk is the risk of loss resulting from the failure of a counterparty to honour its financial obligations to the company. Credit risk arises predominantly on cash and short term investments, investments in debt instruments, insurance contract receivables, recoverable from reinsurers and receivables from counterparties to derivative contracts (primarily foreign currency forward contracts and total return swaps). There were no significant changes to the company’s exposure to credit risk (except as set out in the discussion which follows) or the framework used to monitor, evaluate and manage credit risk at December 31, 2021 compared to December 31, 2020.

The company’s gross credit risk exposure (without consideration of amounts held by the company as collateral) was comprised as follows:

	December 31,	December 31,
	2021	2020
Cash and short term investments	22,795.5	13,920.6
Investments in debt instruments:
U.S. sovereign government(1)	3,957.9	3,058.4
Other sovereign government rated AA/Aa or higher(1)(2)	1,074.7	311.2
All other sovereign government(3)	2,194.9	649.3
Canadian provincials	45.0	49.9
U.S. states and municipalities	387.2	378.2
Corporate and other(4)(5)	6,873.9	11,848.3
Receivable from counterparties to derivative contracts	158.9	222.4
Insurance contract receivables	6,883.2	5,816.1
Recoverable from reinsurers	12,090.5	10,533.2
Other assets(6)	1,881.3	1,729.7
Total gross credit risk exposure	58,343.0	48,517.3
(1)	Represented together 9.5% of the company’s total investment portfolio at December 31, 2021 (December 31, 2020 - 7.8%) and considered by the company to have nominal credit risk.
(2)

Comprised primarily of bonds issued by the governments of Canada, Singapore, Australia and Hong Kong with fair values at December 31, 2021 of $614.6, $95.1, $92.7 and $43.5 respectively (December 31, 2020 - $16.5, $95.7, $42.0 and $58.7).

(3)

Comprised primarily of bonds issued by the governments of Greece, Brazil, Spain and India with fair values at December 31, 2021 of $844.7, $415.4, $297.5 and $192.5 respectively (December 31, 2020 - $1.2, $40.0, $233.9, and $22.5).

(4)	Represents 13.0% of the company’s total investment portfolio at December 31, 2021 compared to 27.4% at December 31, 2020, with the decrease principally related to net sales of short to mid-dated high quality corporate bonds of $4,867.1, the exchange of Seaspan debentures for Atlas preferred shares and the redemption of the remaining Seaspan debentures as described in note 6, partially offset by net purchases of unrated first mortgage loans of $826.9 and an investment in Mosaic Capital 25-year debentures as described in note 23.
(5)	Includes the company’s investments in first mortgage loans at December 31, 2021 of $1,659.4 (December 31, 2020 - $775.4) secured by real estate predominantly in the U.S., Europe and Canada.
(6)	Excludes assets associated with unit-linked insurance products of $637.1 at December 31, 2021 (December 31, 2020 – nil) for which credit risk is not borne by the company, and income taxes refundable of $58.3 at December 31, 2021 (December 31, 2020 - $88.7) that are considered to have nominal credit risk.

Cash and short term investments

The company’s cash and short term investments (including those of the holding company) are primarily held at major financial institutions in the jurisdictions in which the company operates. At December 31, 2021, 82.7% of these balances were held in Canadian and U.S. financial institutions, 14.9% in European financial institutions and 2.4% in other foreign financial institutions (December 31, 2020 - 86.7%, 10.2% and 3.1% respectively). The company monitors risks associated with cash and short term investments by regularly reviewing the financial strength and creditworthiness of these financial institutions and more frequently during periods of economic volatility. From these reviews, the company may transfer balances from financial institutions where it perceives heightened credit risk to others considered to be more stable.

Investments in debt instruments

The company’s risk management strategy for debt instruments is to invest primarily in those of high credit quality issuers and to limit the amount of credit exposure to any one corporate issuer. Management considers high quality debt instruments to be those with a S&P or Moody’s issuer credit rating of BBB/Baa or higher. While the company reviews third party credit ratings, it also performs its own analysis and does not delegate the credit decision to rating agencies. The company endeavours to limit credit exposure by monitoring fixed income portfolio limits on individual corporate issuers and on credit quality and may, from time to time, initiate positions in certain types of derivatives to further mitigate credit risk exposure.

The composition of the company’s investments in debt instruments classified according to the higher of each security’s respective S&P and Moody’s issuer credit rating is presented in the table that follows:

	December 31, 2021			December 31, 2020
	Amortized	Fair		Amortized	Fair
Issuer Credit Rating	cost	value	%	cost	value	%
AAA/Aaa	5,248.2	5,237.3	36.1	3,574.3	3,604.8	22.1
AA/Aa	435.0	437.7	3.0	779.1	805.1	4.9
A/A	1,838.4	1,865.5	12.8	3,856.5	4,086.6	25.1
BBB/Baa	1,749.9	1,914.6	13.2	4,157.4	4,590.8	28.2
BB/Ba	1,840.9	1,808.3	12.4	489.6	518.8	3.2
B/B	115.0	114.8	0.8	41.7	42.9	0.3
Lower than B/B	58.4	62.9	0.4	62.4	63.8	0.4
Unrated(1)(2)	2,935.3	3,092.5	21.3	2,458.9	2,582.5	15.8
Total	14,221.1	14,533.6	100.0	15,419.9	16,295.3	100.0
(1)	Comprised primarily of the fair value of the company’s investments in Blackberry Limited of $535.1 (December 31, 2020 - $438.6), Mosaic Capital of $129.3 (December 31, 2020 -nil), Chorus Aviation Inc. of $90.6 (December 31, 2020 - $153.0) and Atlas of nil (December 31, 2020 - $575.9).
(2)	Includes the company’s investments in first mortgage loans at December 31, 2021 of $1,659.4 (December 31, 2020 - $775.4) secured by real estate predominantly in the U.S., Europe and Canada, primarily with loan-to-value ratios of approximately 60%, reducing the company’s credit risk exposure related to these investments.

At December 31, 2021, 65.1% (December 31, 2020 - 80.3%) of the fixed income portfolio’s carrying value was rated investment grade or better, with 39.1% (December 31, 2020 – 27.0%) rated AA or better (primarily consisting of government bonds). The increase in the fair value of bonds rated AAA/Aaa primarily reflected net purchases of U.S. treasury bonds of $915.7 and Canadian government bonds of $617.3. The decrease in the fair value of bonds rated AA/Aa, A/A and BBB/Baa was primarily due to net sales of high quality corporate bonds of $289.7, $2,192.6 and $2,763.2 respectively. The increase in the fair value of bonds rated BB/Ba was primarily due to the consolidation of the bond portfolios of Eurolife. The increase in the fair value of unrated bonds was primarily due to net purchases of unrated corporate bonds and first mortgage loans of $826.9 and an investment in Mosaic Capital 25-year debentures as described in note 23, partially offset by the exchange of Seaspan debentures for Atlas preferred shares and the redemption of the remaining Seaspan debentures as described in note 6.

At December 31, 2021 holdings of bonds in the ten issuers to which the company had the greatest exposure (excluding U.S., Canadian, U.K. and German sovereign government bonds) totaled $3,444.5 (December 31, 2020 - $3,474.4), which represented approximately 6.5% (December 31, 2020 - 8.0%) of the total investment portfolio. Exposure to the largest single issuer of corporate bonds at December 31, 2021 was the company’s investment in Blackberry Limited of $535.1 (December 31, 2020 - Atlas of $575.9), which represented approximately 1.0% (December 31, 2020 - 1.3%) of the total investment portfolio.

Counterparties to derivative contracts

Counterparty risk arises from the company’s derivative contracts primarily in three ways: first, a counterparty may be unable to honour its obligation under a derivative contract and have insufficient collateral pledged in favour of the company to support that obligation; second, collateral deposited by the company to a counterparty as a prerequisite for entering into certain derivative contracts (also known as initial margin) may be at risk should the counterparty face financial difficulty; and third, excess collateral pledged in favour of a counterparty may be at risk should the counterparty face financial difficulty (counterparties may hold excess collateral as a result of the timing of the settlement of the amount of collateral required to be pledged based on the fair value of a derivative contract).

The company endeavours to limit counterparty risk through diligent selection of counterparties to its derivative contracts and through the terms of negotiated agreements. Pursuant to these agreements, counterparties are contractually required to deposit eligible collateral in collateral accounts (subject to certain minimum thresholds) for the benefit of the company based on the daily fair value of the derivative contracts. The company’s exposure to risk associated with providing initial margin is mitigated where possible through the use of segregated third party custodian accounts that only permit counterparties to take control of the collateral in the event of default by the company.

Agreements negotiated with counterparties provide for a single net settlement of all financial instruments covered by the agreement in the event of default by the counterparty, thereby permitting obligations owed by the company to a counterparty to be offset against amounts receivable by the company from that counterparty (the “net settlement arrangements”). The following table sets out the company’s net derivative counterparty risk assuming all derivative counterparties are simultaneously in default:

	December 31,	December 31,
	2021	2020
Total derivative assets(1)	158.9	222.4
Obligations that may be offset under net settlement arrangements	(9.6)	(32.0)
Fair value of collateral deposited for the benefit of the company(2)	(116.5)	(124.3)
Excess collateral pledged by the company in favour of counterparties	4.8	11.7
Initial margin not held in segregated third party custodian accounts	—	5.6
Net derivative counterparty exposure after net settlement and collateral arrangements	37.6	83.4
(1)	Excludes equity warrants, equity call options and other derivatives which are not subject to counterparty risk.
(2)	Excludes excess collateral pledged by counterparties of $22.5 at December 31, 2021 (December 31, 2020 - $5.0).

Collateral deposited for the benefit of the company at December 31, 2021 consisted of cash of $14.3 and government securities of $125.7 (December 31, 2020 - $116.4 and $12.9). The company had not exercised its right to sell or repledge collateral at December 31, 2021.

Recoverable from reinsurers

Credit risk on the company’s recoverable from reinsurers balance existed at December 31, 2021 to the extent that any reinsurer may be unable or unwilling to reimburse the company under the terms of the relevant reinsurance arrangements. The company is also exposed to the credit risk assumed in fronting arrangements and to potential reinsurance capacity constraints. The company regularly assesses the creditworthiness of reinsurers with whom it transacts business; internal guidelines generally require reinsurers to have strong A.M. Best ratings and to maintain capital and surplus in excess of $500.0. Where contractually provided for, the company has collateral for outstanding balances in the form of cash, letters of credit, guarantees or assets held in trust accounts. This collateral may be drawn on when amounts remain unpaid beyond contractually specified time periods for each individual reinsurer.

The company’s reinsurance security staff conduct ongoing detailed assessments of current and potential reinsurers, perform annual reviews of impaired reinsurers, and provide recommendations for uncollectible reinsurance provisions for the group. The reinsurance security staff also collect and maintain individual operating company and group reinsurance exposures across the company. The company’s single largest recoverable from a reinsurer (Munich Reinsurance Company) represented 7.5% of shareholders’ equity attributable to shareholders of Fairfax at December 31, 2021 (December 31, 2020 - 8.0%) and is rated A+ by A.M. Best.

The company’s gross exposure to credit risk from its reinsurers increased at December 31, 2021 compared to December 31, 2020, primarily reflecting an increase in reinsurers’ share of unearned premiums, paid and unpaid losses due to increased business volumes and the loss portfolio transfer completed by Brit as described in note 9. Changes that occurred in the provision for uncollectible reinsurance during the year are disclosed in note 9.

The following table presents the gross recoverable from reinsurers classified according to the financial strength ratings of the reinsurers. Pools and associations are generally government or similar insurance funds with limited credit risk.

	December 31, 2021			December 31, 2020
		Outstanding			Outstanding
	Gross	balances for	Net unsecured	Gross	balances for	Net unsecured
	recoverable	which security	recoverable	recoverable	which security	recoverable
A.M. Best Rating (or S&P equivalent)	from reinsurers	is held	from reinsurers	from reinsurers	is held	from reinsurers
A++	568.2	27.2	541.0	473.9	27.5	446.4
A+	5,905.9	494.4	5,411.5	5,244.2	361.5	4,882.7
A	3,899.8	227.3	3,672.5	3,072.9	97.6	2,975.3
A-	371.9	43.9	328.0	359.1	29.9	329.2
B++	50.8	4.6	46.2	55.9	5.2	50.7
B+	0.5	0.3	0.2	2.6	—	2.6
B or lower	20.2	0.1	20.1	16.0	0.4	15.6
Not rated	1,004.0	576.7	427.3	1,101.8	726.9	374.9
Pools and associations	447.9	7.1	440.8	362.4	7.0	355.4
	12,269.2	1,381.6	10,887.6	10,688.8	1,256.0	9,432.8
Provision for uncollectible reinsurance	(178.7)		(178.7)	(155.6)		(155.6)
Recoverable from reinsurers	12,090.5		10,708.9	10,533.2		9,277.2

Liquidity Risk

Liquidity risk is the potential for loss if the company is unable to meet financial commitments in a timely manner at reasonable cost as they fall due. The company’s cash flows in the near term may be impacted by the need to provide capital to support growth in the insurance and reinsurance companies in a favourable pricing environment and to support fluctuations in their investment portfolios due to the economic effects of the COVID-19 pandemic. The company’s policy is to ensure that sufficient liquid assets are available to meet financial commitments, including liabilities to policyholders and debt holders, dividends on preferred shares and investment commitments. Cash flow analysis is performed regularly at both the holding company and operating companies to ensure that future cash needs are met or exceeded by cash flows generated by operating companies.

Holding Company

The holding company’s known significant commitments for 2022 consist of payment of a common share dividend of $249.9 ($10.00 per common share, paid in January 2022), interest and corporate overhead expenses, preferred share dividends, income tax payments, potential payments on amounts borrowed from the revolving credit facility and other investment related activities. Additionally, pursuant to the sale of RiverStone Barbados as described in note 23, the company has guaranteed the value of approximately $1.1 billion of certain securities held by CVC and certain affiliates thereof until such time that the securities are purchased by or sold at the direction of Hamblin Watsa, prior to the end of 2022. Should the company direct that the securities be sold, any difference between their fair value and guaranteed value will be settled in cash (a derivative asset of $103.8 at December 31, 2021).

The company believes that holding company cash and investments, net of holding company derivative obligations, at December 31, 2021 of $1,446.2 provides adequate liquidity to meet the holding company’s known commitments in 2022. The holding company expects to continue to receive investment management and administration fees and dividends from its insurance and reinsurance subsidiaries, and investment income on its holdings of cash and investments. To further augment its liquidity, the holding company can borrow from its $2.0 billion unsecured revolving credit facility, which was undrawn at December 31, 2021.

The holding company may experience cash inflows or outflows on occasion related to its derivative contracts, including collateral requirements. During 2021 the holding company received net cash of $262.7 (2020 - $222.8) in connection with long equity total return swap derivative contracts (excluding the impact of collateral requirements).

Insurance and reinsurance subsidiaries

The liquidity requirements of the insurance and reinsurance subsidiaries principally relate to liabilities associated with underwriting, operating expenses, the payment of dividends to the holding company, contributions to their subsidiaries, payment of principal and interest on their outstanding debt obligations, income tax payments, investment commitments and certain derivative obligations (described below). Liabilities associated with underwriting include the payment of claims and direct commissions. Historically, the insurance and reinsurance subsidiaries have used cash inflows from operating activities (primarily the collection of premiums and reinsurance commissions) and investment activities (primarily repayments of principal on debt investments, sales of investment securities and investment income) to fund their liquidity requirements. The insurance and reinsurance subsidiaries may also receive cash inflows from financing activities (primarily distributions received from their subsidiaries).

The company’s insurance and reinsurance subsidiaries, and the holding company at a consolidated level, focus on the stress that could be placed on liquidity requirements as a result of severe disruption or volatility in the capital markets or extreme catastrophe activity, or a combination of both. The insurance and reinsurance subsidiaries maintain investment strategies intended to provide adequate funds to pay claims or withstand disruption or volatility in the capital markets without forced sales of investments. The insurance and reinsurance subsidiaries hold highly liquid, high quality short-term investment securities and other liquid investment grade fixed maturity securities to fund anticipated claim payments, operating expenses and commitments related to investments. At December 31, 2021 portfolio investments, net of derivative obligations, was $51.6 billion (December 31, 2020 - $41.9 billion). Portfolio investments include investments that may lack liquidity or are inactively traded, including corporate debentures, preferred stocks, common stocks, limited partnership interests, other invested assets and investments in associates. At December 31, 2021 these asset classes represented approximately 12.7% (December 31, 2020 - 11.3%) of the carrying value of the insurance and reinsurance subsidiaries’ portfolio investments. Fairfax India held investments that may lack liquidity or are inactively traded with a carrying value of $1,129.6 at December 31, 2021 (December 31, 2020 - $1,095.5).

The insurance and reinsurance subsidiaries may experience cash inflows or outflows on occasion related to their derivative contracts, including collateral requirements. During 2021 the insurance and reinsurance subsidiaries received net cash of $176.9 in connection with long equity total return swaps (excluding the impact of collateral requirements) (2020 - paid net cash of $628.6 in connection with long and short equity total return swaps).

Non-insurance companies

The non-insurance companies have principal repayments coming due in 2022 of $584.4, primarily related to AGT’s credit facilities. Subsequent to December 31, 2021, AGT extended the maturity of its senior credit facility of Cdn$625.0 to March 17, 2023. Borrowings of the non-insurance companies are non-recourse to the holding company and are generally expected to be settled through a combination of refinancing and operating cash flows.

Maturity profile of the company’s consolidated financial and insurance liabilities

The following tables set out the maturity profile of the company’s financial and insurance liabilities based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2021
	3 months	3 months			More than
	or less	to 1 year	1 - 3 years	3 - 5 years	5 years	Total
Accounts payable and accrued liabilities(1)	1,586.6	821.6	1,131.3	399.1	519.7	4,458.3
Insurance contract payables(2)	1,026.7	1,970.0	346.4	16.1	611.6	3,970.8
Provision for losses and loss adjustment expenses	2,925.1	7,033.9	10,662.4	5,391.2	8,410.2	34,422.8
Provision for life policy benefits	72.0	162.7	585.0	575.7	1,280.4	2,675.8
Borrowings - holding company and insurance and reinsurance companies:
Principal	0.1	0.2	283.1	1,270.8	4,614.8	6,169.0
Interest	66.0	193.8	520.0	445.6	584.9	1,810.3
Borrowings - non-insurance companies:
Principal	512.2	72.2	270.8	41.3	736.8	1,633.3
Interest	38.3	35.9	99.8	78.9	114.9	367.8
	6,227.0	10,290.3	13,898.8	8,218.7	16,873.3	55,508.1

	December 31, 2020
	3 months	3 months			More than
	or less	to 1 year	1 - 3 years	3 - 5 years	5 years	Total
Accounts payable and accrued liabilities(1)	1,464.8	816.6	854.5	454.3	675.3	4,265.5
Insurance contract payables(2)	775.6	1,493.0	205.6	13.5	13.5	2,501.2
Provision for losses and loss adjustment expenses	2,880.5	6,111.7	9,577.5	4,753.5	7,486.1	30,809.3
Borrowings - holding company and insurance and reinsurance companies:
Principal	50.1	892.7	664.7	1,142.9	3,887.8	6,638.2
Interest	54.6	204.2	479.0	411.5	554.1	1,703.4
Borrowings - non-insurance companies:
Principal	547.6	761.6	269.5	344.0	288.1	2,210.8
Interest	27.2	43.3	76.5	40.7	103.4	291.1
	5,800.4	10,323.1	12,127.3	7,160.4	13,008.3	48,419.5
(1)	Excludes pension and post retirement liabilities (note 21), deferred gift card, hospitality and other revenue, accrued interest expense and other. The maturity profile of lease liabilities included in the table above is described in note 22.
(2)	Excludes ceded deferred premium acquisition costs.

The timing of claims payments is not fixed and represents the company’s best estimate. The payment obligations which are due beyond one year in insurance contract payables primarily relate to certain payables to brokers and reinsurers not expected to be settled in the short term.

The following table provides a maturity profile of the company’s derivative obligations based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2021				December 31, 2020
	3 months	3 months	More than		3 months	3 months	More than
	or less	to 1 year	1 year	Total	or less	to 1 year	1 year	Total
Equity total return swaps - long positions	1.8	0.1	—	1.9	8.3	9.7	—	18.0
U.S. treasury bond forward contracts	—	0.8	—	0.8	—	—	—	—
Foreign currency forward and swap contracts	26.4	5.0	46.0	77.4	74.3	16.1	45.6	136.0
Other derivative contracts	46.5	25.9	0.4	72.8	25.8	9.5	0.1	35.4
	74.7	31.8	46.4	152.9	108.4	35.3	45.7	189.4

Market Risk

Market risk, comprised of foreign currency risk, interest rate risk and other price risk, is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The company is exposed to market risk principally in its investing activities, and also in its underwriting activities where those activities expose the company to foreign currency risk. The company’s investment portfolios are managed with a long term, value-oriented investment philosophy emphasizing downside protection, with policies to limit and monitor individual issuer exposures and aggregate equity exposure at the subsidiary and consolidated levels. The following is a discussion of the company’s primary market risk exposures and how those exposures are managed.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Typically, as interest rates rise, the fair value of fixed income investments decline and, conversely, as interest rates decline, the fair value of fixed income investments rise. In each case, the longer the maturity of the financial instrument, the greater the consequence of a change in interest rates. The company’s interest rate risk management strategy is to position its fixed income portfolio based on its view of future interest rates and the yield curve, balanced with liquidity requirements. The company may reposition the portfolio in response to changes in the interest rate environment. At December 31, 2021 the company’s investment portfolio included fixed income securities with an aggregate fair value of approximately $14.5 billion (December 31, 2020 - $16.3 billion) that is subject to interest rate risk.

The company’s exposure to interest rate risk decreased during 2021 primarily due to decreased holdings of fixed income securities reflecting net sales of short to mid-dated high quality corporate bonds of $4,867.1, partially offset by the consolidation of the bond portfolios of Eurolife. To reduce its exposure to interest rate risk (primarily exposure to certain long-dated U.S. corporate bonds and U.S. state and municipal bonds held in its fixed income portfolio), the company held forward contracts to sell long-dated U.S. treasury bonds with a notional amount at December 31, 2021 of $1,691.3 (December 31, 2020 - $330.8). There were no other significant changes to the company’s framework used to monitor, evaluate and manage interest rate risk at December 31, 2021 compared to December 31, 2020.

Movements in the term structure of interest rates affect the level and timing of recognition in earnings of gains and losses on fixed income securities held. Generally, the company’s investment income may be reduced during sustained periods of lower interest rates as higher yielding fixed income securities are called, mature, or sold, and the proceeds reinvested at lower interest rates. During periods of rising interest rates, the market value of the company’s existing fixed income securities will generally decrease and gains on fixed income securities will likely be reduced. Losses are likely to be incurred following significant increases in interest rates. General economic conditions, political conditions and many other factors can also adversely affect the bond markets and, consequently, the value of fixed income securities held. These risks are monitored by the company’s senior portfolio managers and Chief Executive Officer, and taken into consideration when managing the consolidated bond portfolio.

The table below displays the potential impact of changes in interest rates on the company’s fixed income portfolio based on parallel 200 basis points shifts up and down, in 100 basis points increments, which the company believes to be reasonably possible in the current economic environment given the continued uncertainty caused by the COVID-19 pandemic. This analysis was performed on each individual security to determine the hypothetical effect on net earnings.

	December 31, 2021			December 31, 2020
	Fair value of	Hypothetical	Hypothetical	Fair value of	Hypothetical	Hypothetical
	fixed income	change in net	% change	fixed income	change in net	% change
	portfolio	earnings(1)	in fair value(1)	portfolio	earnings(1)	in fair value(1)
Change in interest rates
200 basis point increase	13,984.0	(418.4)	(3.8)	15,540.5	(624.5)	(4.6)
100 basis point increase	14,239.6	(224.3)	(2.0)	15,889.8	(335.2)	(2.5)
No change	14,533.6	—	—	16,295.3	—	—
100 basis point decrease	14,900.9	280.6	2.5	16,790.2	410.0	3.0
200 basis point decrease	15,327.9	607.5	5.5	17,348.4	871.6	6.5
(1)	Includes the impact of forward contracts to sell long dated U.S. treasury bonds with a notional amount at December 31, 2021 of $1,691.3 (December 31, 2020 - $330.8).

Certain shortcomings are inherent in the method of analysis presented above. Computations of the prospective effects of hypothetical interest rate changes are based on numerous assumptions, including the maintenance of the level and composition of fixed income securities at the indicated date, and should not be relied on as indicative of future results. Actual values may differ from the projections presented should market conditions vary from assumptions used in the calculation of the fair value of individual securities; such variations may include non-parallel shifts in the term structure of interest rates and changes in individual issuer credit spreads.

Market price fluctuations

Market price fluctuation is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or foreign currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or other factors affecting all similar financial instruments in the market. The company’s risk management objective for market price fluctuations places primary emphasis on the preservation of invested capital. The company holds significant investments in equity and equity-related instruments. As discussed in the preceding sections, the COVID-19 pandemic has increased market uncertainty and may adversely impact the fair values or future cash flows of the company’s equity and equity-related holdings. The company’s exposure to equity price risk through its equity and equity-related holdings increased at December 31, 2021 compared to December 31, 2020 as shown in the table below.

The company holds significant investments in equity and equity-related instruments. The market value and the liquidity of these investments are volatile and may vary dramatically either up or down in short periods, and their ultimate value will therefore only be known over the long term or on disposition. The following table summarizes the net effect of the company’s equity and equity-related holdings (long exposures net of short exposures) on the company’s financial position as at December 31, 2021 and 2020 and results of operations for the years then ended. In that table the company considers its non-insurance investments in associates (note 6) with a fair value at December 31, 2021 of $7,192.1 (December 31, 2020 – $5,609.8) as a component of its equity and equity-related holdings when assessing its net equity exposures.

					Year ended	Year ended
					December 31,	December 31,
	December 31, 2021		December 31, 2020		2021	2020
	Exposure/		Exposure/		Pre-tax	Pre-tax
	Notional	Carrying	Notional	Carrying	earnings	earnings
	amount	value	amount	value	(loss)	(loss)
Long equity exposures:
Common stocks	5,845.5	5,845.5	4,939.7	4,939.7	1,333.4	24.7
Preferred stocks – convertible(1)	54.5	54.5	27.9	27.9	2.8	4.4
Bonds – convertible	583.4	583.4	461.3	461.3	101.3	143.4
Investments in associates(1)(2)(3)	7,192.1	5,496.6	5,609.8	5,134.9	52.7	8.6
Deconsolidation of non-insurance subsidiaries(4)	—	—	—	—	190.3	(78.5)
Derivatives and other invested assets:
Equity total return swaps – long positions	1,082.8	94.2	1,788.3	126.3	407.5	325.6
Equity warrants and options(5)	257.3	257.3	132.8	132.8	114.2	(56.3)
RiverStone Barbados AVLNs (note 23)	1,250.1	103.8	—	—	109.9	—
Total equity and equity related holdings	16,265.7	12,435.3	12,959.8	10,822.9	2,312.1	371.9

Short equity exposures:
Derivatives and other invested assets:
Equity total return swaps – short positions	—	—	—	—	—	(528.6)
	—	—	—	—	—	(528.6)
Net equity exposures and financial effects	16,265.7		12,959.8		2,312.1	(156.7)
(1)	Excludes the company’s insurance and reinsurance investments in associates and joint ventures and certain other equity and equity-related holdings which are considered long term strategic holdings. See note 6.
(2)	During 2021 the company sold a portion of its investment in IIFL Finance for cash proceeds of $113.7 (8.6 billion Indian rupees) and recorded a net realized gain of $42.0 in the consolidated statement of earnings as described in note 6.
(3)	On February 28, 2020 the company sold its investment in APR Energy to Atlas in an all-stock transaction as described in note 6.
(4)	Principally comprised of the sale of Toys “R” Us Canada and Fairfax India’s sale of Privi during 2021 and the deconsolidation of Fairfax Africa during 2020 as described in note 23.
(5)	Includes Atlas warrants.

The table that follows illustrates the potential impact on net earnings of changes in the fair value of the company’s equity and equity-related holdings (long exposures net of short exposures) as a result of changes in global equity markets at December 31, 2021 and 2020. The analysis assumes variations of 10% and 20% (December 31, 2020 - 10% and 20%) which the company believes to be reasonably possible in the current economic environment based on analysis of the return on various equity indexes and management’s knowledge of global equity markets.

	December 31, 2021
Change in global equity markets	20% increase	10% increase	No change	10% decrease	20% decrease
Fair value of equity and equity-related holdings	10,861.1	9,966.1	9,073.6	8,184.4	7,297.3
Hypothetical $ change in net earnings	1,549.7	773.5	—	(770.6)	(1,538.8)
Hypothetical % change in fair value	19.7	9.8	—	(9.8)	(19.6)

	December 31, 2020
Change in global equity markets	20% increase	10% increase	No change	10% decrease	20% decrease
Fair value of equity and equity-related holdings	8,799.0	8,074.2	7,350.0	6,627.5	5,897.4
Hypothetical $ change in net earnings	1,227.5	613.3	—	(611.6)	(1,228.8)
Hypothetical % change in fair value	19.7	9.9	—	(9.8)	(19.8)

The change in fair value of non-insurance investments in associates and joint ventures have been excluded from each of the scenarios presented above as any change in the fair value of an investment in associate is generally recognized in the company’s consolidated financial reporting only upon disposition of the associate. The change in fair value of equity and equity-related holdings related to insurance and reinsurance investments in associates and joint ventures and certain other equity and equity-related holdings have also been excluded from each of the scenarios presented above as they are considered long term strategic holdings.

At December 31, 2021 the company’s ten largest holdings within common stocks, long equity total return swaps and non-insurance investments in associates totaled $6,048.7 or 11.4% of the total investment portfolio (December 31, 2020 - $4,981.5 or 11.5%), of which the largest single holding was the company’s investment in Eurobank of $1,298.4 (note 6) or 2.4% of the total investment portfolio (December 31, 2020 - $1,166.3 or 2.7%).

Foreign currency risk

Foreign currency risk is the risk that the fair value or cash flows of a financial instrument or another asset or liability will fluctuate because of changes in foreign currency exchange rates and produce an adverse effect on earnings or equity when measured in a company’s functional currency. The company is exposed to foreign currency risk through transactions conducted in currencies other than the U.S. dollar, including net premiums earned and losses on claims, net that are denominated in foreign currencies. Investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar also result in exposure to foreign currency risk. There were no significant changes to the company’s exposure to foreign currency risk or the framework used to monitor, evaluate and manage foreign currency risk at December 31, 2021 compared to December 31, 2020.

The company’s foreign currency risk management objective is to mitigate the impact of foreign currency exchange rate fluctuations on total equity, notwithstanding the company’s exposure to the Indian rupee from its investment in Fairfax India. The company monitors its invested assets for exposure to foreign currency risk and limits such exposure as deemed necessary. At the consolidated level the company accumulates and matches all significant asset and liability foreign currency exposures to identify net unmatched positions, whether long or short. To mitigate exposure to an unmatched position, the company may: enter into long and short foreign currency forward contracts (primarily denominated in the euro, the British pound sterling and the Canadian dollar) to manage exposure on foreign currency denominated transactions; identify or incur foreign currency denominated liabilities to manage exposure to investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar; and, purchase investments denominated in the same currency as foreign currency exposed liabilities. Despite such efforts, the company may experience gains or losses resulting from foreign currency fluctuations, which may favourably or adversely affect operating results.

On March 29, 2021 the company used the net proceeds from its issuance of $671.6 (Cdn$850.0) principal amount of unsecured senior notes due 2031 to redeem its unsecured senior notes with aggregate principal amount of $670.6 (Cdn$846.0) due 2022 and 2023. Contemporaneously with the redemptions, the company designated the carrying value of its $671.6 (Cdn$850.0) principal amount of unsecured senior notes as a hedge of a portion of its net investment in Canadian subsidiaries. See note 15 for details. At December 31, 2021 the company has designated the carrying value of Cdn$2,800.0 principal amount of its Canadian dollar denominated unsecured senior notes with a fair value of $2,364.6 (December 31, 2020 - principal amount of Cdn$2,796.0 with a fair value of $2,397.6) as a hedge of a portion of its net investment in Canadian subsidiaries. During 2021 the company recognized pre-tax losses of $16.7 (2020 - $38.0) related to exchange rate movements on the Canadian dollar denominated unsecured senior notes in losses on hedge of net investment in Canadian subsidiaries in the consolidated statement of comprehensive income.

At December 31, 2021 the company has designated the carrying value of €750.0 principal amount of its euro denominated unsecured senior notes with a fair value of $926.3 (December 31, 2020 - principal amount of €750.0 with a fair value of $1,023.9) as a hedge of its net investment in European operations with a euro functional currency. During 2021 the company recognized pre-tax gains of $63.9

(2020 - pre-tax losses of $75.8) related to exchange rate movements on the euro denominated unsecured senior notes in gains (losses) on hedge of net investment in European operations in the consolidated statement of comprehensive income.

The pre-tax foreign exchange effects included in net gains (losses) on investments in the company’s consolidated statements of earnings for the years ended December 31 were as follows:

	2021	2020
Net gains (losses) on investments:
Investing activities	(122.3)	105.4
Underwriting activities	41.2	(16.8)
Foreign currency contracts	(12.0)	(33.0)
Foreign currency net gains (losses)	(93.1)	55.6

Foreign currency net losses on investing activities during 2021 primarily related to euro and Indian rupee denominated investments held by subsidiaries with a U.S. dollar functional currency as the U.S. dollar strengthened relative to those currencies. Foreign currency net gains on investing activities during 2020 primarily related to euro and Canadian dollar denominated investments held by subsidiaries with a U.S. dollar functional currency as the U.S. dollar weakened relative to those currencies.

The table below shows the approximate effect of a 10% appreciation of the U.S. dollar against each of the Canadian dollar, euro, British pound sterling, Indian rupee and all other currencies, respectively, on pre-tax earnings (loss), net earnings (loss), pre-tax other comprehensive income (loss) and other comprehensive income (loss). Certain shortcomings are inherent in the method of analysis presented, including the assumption that the 10% appreciation of the U.S. dollar occurred at December 31, 2021 with all other variables held constant.

					British				All other
	Canadian dollar		Euro		pound sterling		Indian rupee		currencies		Total
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Pre-tax earnings (loss)	5.9	(25.6)	31.4	(35.2)	41.6	58.3	(252.6)	(47.3)	50.1	45.0	(123.6)	(4.8)
Net earnings (loss)	1.7	(25.1)	26.9	(26.5)	35.5	48.8	(235.8)	(45.9)	33.3	36.0	(138.4)	(12.7)
Pre-tax other comprehensive income (loss)	(210.4)	(112.1)	(64.1)	(17.4)	(50.1)	(56.4)	(247.9)	(247.7)	(156.5)	(108.6)	(729.0)	(542.2)
Other comprehensive income (loss)	(209.3)	(115.5)	(40.0)	13.7	(49.1)	(55.6)	(230.5)	(229.2)	(148.4)	(109.1)	(677.3)	(495.7)

The hypothetical impact in 2021 of the foreign currency movements on pre-tax earnings (loss) in the table above principally related to the following:

Canadian dollar: Net liability exposure at December 31, 2021 primarily related to net liabilities at Odyssey Group and Crum & Forster, partially offset by net assets at Allied World, Corporate and Other and Run-off. The net liability exposure at December 31, 2021 compared to net asset exposure at December 31, 2020 principally reflected the impact of foreign currency contracts entered into as an economic hedge for increased holdings in Canadian government bonds at Odyssey Group and Crum & Forster, partially offset by increased holding company cash and investments.

Euro: Net liability exposure at December 31, 2021 primarily related to net liabilities at Allied World, Crum & Forster and Brit. The net liability exposure at December 31, 2021 compared to net asset exposure at December 31, 2020 primarily reflected the impact of foreign currency contracts entered into as an economic hedge and decreased holdings of euro denominated portfolio investments (principally limited partnerships).

British pound sterling: Net liability exposure at December 31, 2021 primarily related to net liabilities at Brit, Allied World and Odyssey Group. The decrease in net liability exposure at December 31, 2021 compared to December 31, 2020 primarily reflected increased portfolio investments (principally increases in cash and short term investments, and purchases of first mortgage loans).

Indian rupee: Net asset exposure at December 31, 2021 primarily related to net assets at Fairfax Asia, Odyssey Group, Northbridge and Crum & Forster. The increase in net asset exposure at December 31, 2021 compared to December 31, 2020 primarily reflected the net unrealized gains on Digit compulsory convertible preferred shares held at Fairfax Asia as described in note 5, and increased holdings of Indian rupees as a result of the timing of settlement transactions related to the sale of Indian government bonds.

All other currencies: Net asset exposure at December 31, 2021 primarily related to net assets in U.S. dollar, Brazilian real, Egyptian pound, Singapore dollar, Australian dollar and South African rand net assets at entities where the functional currency is other than those currencies (primarily at Odyssey Group’s branches located outside of the United States including Paris branch and Newline syndicate), partially offset by a net liability at Fairfax India (primarily U.S. dollar borrowings). The increase in net asset exposure at December 31, 2021 compared to December 31, 2020 primarily reflected increased exposure to the U.S. dollar (principally at Odyssey Group’s branches reflecting growth in the operations) which resulted in a favourable impact on pre-tax earnings, and increased exposure to the Brazilian real (primarily purchases of Brazilian government bonds), the Singapore dollar (primarily relating to underwriting activity at Falcon Hong Kong) and the South African rand (primarily the consolidation of Eurolife’s portfolio investments) which resulted in an unfavourable impact on pre-tax earnings.

The hypothetical impact in 2021 of the foreign currency movements on pre-tax other comprehensive income (loss) in the table above principally related to the translation of the company’s non-U.S. dollar net investments in subsidiaries and investments in associates as follows:

Canadian dollar: Primarily related to net investments in Northbridge and Canadian subsidiaries within the Non-insurance companies reporting segment, partially offset by the impact of Canadian dollar borrowings applied as a hedge of net investment in Canadian subsidiaries. The increase in net asset exposure at December 31, 2021 compared to December 31, 2020 primarily reflected increased shareholders’ equity at Northbridge (principally related to net earnings, partially offset by dividends paid) and common shares issued at Farmers Edge and Boat Rocker as a result of their initial public offerings.

Euro: Primarily related to the company’s investments in associates (principally Eurobank and Astarta) and net investments in Eurolife and Colonnade Insurance, partially offset by Odyssey Group’s net investment in its European branch (net liability exposure) and the impact of euro borrowings applied as a hedge of net investment in European operations. The increase in net asset exposure at December 31, 2021 compared to December 31, 2020 principally reflected the consolidation of Eurolife, which is described in note 23.

British pound sterling: Primarily related to Odyssey Group’s net investment in its Newline syndicate. The decrease in net asset exposure at December 31, 2021 compared to December 31, 2020 principally reflected a change in currency mix related to a Fairfax consolidated internal investment fund, partially offset by growth at Odyssey Group’s Newline syndicate.

Indian rupee: Primarily related to net investments in Fairfax India and Thomas Cook India, and the company’s investments in associates (principally Quess and Digit). The increase in net asset exposure at December 31, 2021 compared to December 31, 2020 principally reflected increased net investments in Fairfax India and Thomas Cook India and net decreased exposure in the company’s investments in associates (principally a decrease in Quess, partially offset by an increase in Digit).

All other currencies: Primarily related to net investments in Fairfax Latin America (Argentine peso, Chilean peso, Colombian peso, Uruguayan peso, Brazilian real), Bryte Insurance (South African rand), Polish Re (Polish zloty), AMAG Insurance (Indonesian rupiah), Singapore Re (Singapore dollar), Fairfirst Insurance (Sri Lankan rupee), Pacific Insurance (Malaysian ringgit), Fairfax Central and Eastern Europe (Bulgarian lev, Czech koruna, Hungarian forint, Romanian leu and Ukrainian hryvnia) and non-insurance companies (primarily AGT’s net investment in its Turkish subsidiary (Turkish lira)), and investments in associates (primarily Kuwaiti dinar at Gulf Insurance and Vietnamese dong at BIC Insurance). The increase in net asset exposure at December

31, 2021 compared to December 31, 2020 primarily reflected the commencement of applying the equity method of accounting to the company’s investment in Gulf Insurance and the consolidation of Singapore Re, partially offset by a decrease in AGT’s net investment in its Turkish subsidiary (principally as a result of the weakening of Turkish lira relative to the U.S. dollar during 2021).

Capital Management

The company’s capital management framework is designed to protect, in the following order, its policyholders, its bondholders and its preferred shareholders and then finally to optimize returns to common shareholders. Effective capital management includes measures designed to maintain capital above minimum regulatory levels, above levels required to satisfy issuer credit ratings and financial strength ratings requirements, and above internally determined and calculated risk management levels. Total capital, comprising total debt, shareholders’ equity attributable to shareholders of Fairfax and non-controlling interests, was $29,068.3 at December 31, 2021 compared to $26,341.3 at December 31, 2020.

The company manages its capital based on the following financial measurements and ratios:

			Excluding consolidated non-
	Consolidated		insurance companies
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020
Holding company cash and investments (net of derivative obligations)	1,446.2	1,229.4	1,446.2	1,229.4
Borrowings – holding company	5,338.6	5,580.6	5,338.6	5,580.6
Borrowings – insurance and reinsurance companies	790.7	1,033.4	790.7	1,033.4
Borrowings – non-insurance companies	1,623.7	2,200.0	—	—
Total debt	7,753.0	8,814.0	6,129.3	6,614.0
Net debt(1)	6,306.8	7,584.6	4,683.1	5,384.6
Common shareholders’ equity	15,049.6	12,521.1	15,049.6	12,521.1
Preferred stock	1,335.5	1,335.5	1,335.5	1,335.5
Non-controlling interests	4,930.2	3,670.7	2,931.4	1,831.8
Total equity	21,315.3	17,527.3	19,316.5	15,688.4
Net debt/total equity	29.6%	43.3%	24.2%	34.3%
Net debt/net total capital(2)	22.8%	30.2%	19.5%	25.6%
Total debt/total capital(3)	26.7%	33.5%	24.1%	29.7%
Interest coverage(4)	10.6x	1.6x	13.0x (6)	3.3x (6)
Interest and preferred share dividend distribution coverage(5)	9.4x	1.4x	11.1x (6)	2.7x (6)
(1)	Net debt is calculated by the company as total debt less holding company cash and investments (net of derivative obligations).
(2)	Net total capital is calculated by the company as the sum of total equity and net debt.
(3)	Total capital is calculated by the company as the sum of total equity and total debt.
(4)	Interest coverage is calculated by the company as earnings (loss) before income taxes and interest expense on borrowings, divided by interest expense on borrowings.
(5)	Interest and preferred share dividend distribution coverage is calculated by the company as earnings (loss) before income taxes and interest expense on borrowings divided by the sum of interest expense on borrowings and preferred share dividend distributions adjusted to a pre-tax equivalent at the company’s Canadian statutory income tax rate.
(6)	Excludes earnings (loss) before income taxes, and interest expense on borrowings, of consolidated non-insurance companies.

The company’s capital management objectives include maintaining sufficient liquid resources at the holding company to be able to pay interest on debt, dividends to preferred shareholders and all other holding company obligations. Accordingly, the company monitors its interest and preferred share dividend distribution coverage ratio calculated as described in footnote 5 of the table above.

Common shareholders’ equity increased to $15,049.6 at December 31, 2021 from $12,521.1 at December 31, 2020, primarily reflecting net earnings attributable to shareholders of Fairfax ($3,401.1) and other net changes in capitalization ($552.9, principally related to the sale of non-controlling interests in Odyssey Group and Brit), partially offset by purchases of subordinate voting shares for cancellation ($1,058.1, inclusive of the company’s completion of a substantial issuer bid of $1.0 billion to purchase and cancel 2 million subordinate voting shares) and for use in share-based payment awards ($132.6), and payments of common and preferred share dividends ($316.6). For further details on other net changes in capitalization refer to note 16 and note 23. Changes in borrowings and non-controlling interests are described in note 15 and note 16 respectively.

The changes in borrowings and common shareholders’ equity affected the company’s leverage ratios as follows: The consolidated net debt/net total capital ratio decreased to 22.8% at December 31, 2021 from 30.2% at December 31, 2020, primarily as a result of decreased net debt and increased net total capital. The decrease in net debt was due to decreased borrowings by non-insurance companies, insurance and reinsurance companies and the holding company, and increased holding company cash and investments. The increase in net total capital was due to increases in common shareholders’ equity and non-controlling interests, partially offset by decreased net debt. The consolidated total debt/total capital ratio decreased to 26.7% at December 31, 2021 from 33.5% at December 31, 2020, primarily as a result of decreased total debt and increased total capital (reflecting increases in common shareholders’ equity and non-controlling interests, partially offset by decreased total debt).

In the United States, the National Association of Insurance Commissioners (“NAIC”) applies a model law and risk-based capital (“RBC”) formula designed to help regulators identify property and casualty insurers that may be inadequately capitalized. Under the NAIC’s requirements, an insurer must maintain total capital and surplus above a calculated threshold or face varying levels of regulatory action. The threshold is based on a formula that attempts to quantify the risk of a company’s insurance and reinsurance, investment and other business activities. At December 31, 2021 Odyssey Group, Crum & Forster, Zenith National, Allied World and U.S. Run-off subsidiaries had capital and surplus that met or exceeded the regulatory minimum requirement of two times the authorized control level; each subsidiary had capital and surplus of at least 3.0 times (December 31, 2020 - 3.0 times) the authorized control level, except for TIG Insurance which had at least 2.3 times (December 31, 2020 - 2.3 times).

In Bermuda, insurance and reinsurance companies are regulated by the Bermuda Monetary Authority and are subject to the statutory requirements of the Bermuda Insurance Act 1978. There is a requirement to hold available statutory economic capital and surplus equal to or in excess of an enhanced capital and target capital level as determined under the Bermuda Solvency Capital Requirement model. The target capital level is measured as 120% of the enhanced capital requirements. At December 31, 2021 and 2020 Allied World’s subsidiary was in compliance with Bermuda’s regulatory requirements.

In Canada, property and casualty companies are regulated by the Office of the Superintendent of Financial Institutions on the basis of a minimum supervisory target of 150% of a minimum capital test (“MCT”) formula. At December 31, 2021 Northbridge’s subsidiaries had a weighted average MCT ratio of 222% (December 31, 2020 - 208%) of the minimum supervisory target.

The Lloyd’s market is subject to the solvency and capital adequacy requirements of the Prudential Regulatory Authority in the U.K. The capital requirements of Brit are based on the output of an internal model which reflects the risk profile of the business. At December 31, 2021 Brit’s available capital consisted of net tangible assets (total assets less any intangible assets and all liabilities), subordinated debt and contingent funding in the form of letters of credit, and amounted to $2,199.5 (December 31, 2020 - $1,881.3). This represented a surplus of $617.9 (December 31, 2020 - $341.0) over the management capital requirements (capital required for business strategy and regulatory requirements), compared to Brit’s minimum targeted surplus of $210.0 (December 31, 2020 - $210.0).

In countries other than the U.S., Bermuda, Canada and the U.K. where the company operates, the company met or exceeded the applicable regulatory capital requirements at December 31, 2021 and 2020.